UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2024
AG Mortgage Investment Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-35151	27-5254382
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 26th floor
New York, New York 10167
(Address of principal executive offices)

Registrant's telephone number, including area code: (212) 692-2000

Not Applicable
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbols:	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	MITT	New York Stock Exchange	(NYSE)
8.25% Series A Cumulative Redeemable Preferred Stock	MITT PrA	New York Stock Exchange	(NYSE)
8.00% Series B Cumulative Redeemable Preferred Stock	MITT PrB	New York Stock Exchange	(NYSE)
8.000% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	MITT PrC	New York Stock Exchange	(NYSE)
9.500% Senior Notes due 2029	MITN	New York Stock Exchange	(NYSE)
9.500% Senior Notes due 2029	MITP	New York Stock Exchange	(NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously announced, on May 15, 2024, AG Mortgage Investment Trust, Inc. (the “Company”) closed its registered underwritten public offering of $65.0 million aggregate principal amount of 9.500% Senior Notes due 2029 (the “Notes”). The proceeds from the issuance of the Notes, along with the proceeds from the issuance of the 9.500% Senior Notes due February 2029 issued in January 2024 (the “February Notes”), exceed the $86.3 million principal amount of 6.75% Convertible Senior Notes due September 2024 (the “Convertible Notes”), which were assumed by a subsidiary of the Company in connection with the Company's acquisition of Western Asset Mortgage Capital Corporation in December 2023.

The Notes were sold pursuant to the Company’s registration statement on Form S-3 (File No. 333-278243) (the “Registration Statement”) and a related prospectus, as supplemented by a prospectus supplement dated May 8, 2024, each filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”).

The Notes are governed by the indenture, dated January 26, 2024 (the “Base Indenture”), as supplemented by the second supplemental indenture, dated May 15, 2024 (the “Second Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), each by and between the Company and U.S. Bank Trust Company, National Association, as trustee. The Notes are senior unsecured obligations of the Company that rank senior in right of payment to any future indebtedness of the Company that is expressly subordinated in right of payment to the Notes, equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated, including the Convertible Notes and the February Notes, effectively subordinated in right of payment to any of the Company’s existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness, and structurally subordinated to all existing and future indebtedness and other liabilities (including trade payables) and (to the extent not held by the Company) preferred stock, if any, of the Company’s subsidiaries and of any entity the Company accounts for using the equity method of accounting.

The Notes were issued at 100% of the principal amount, bear interest at a rate equal to 9.500% per year, payable in cash quarterly in arrears on February 15, May 15, August 15 and November 15 of each year, beginning on August 15, 2024, and mature on May 15, 2029 (the “Maturity Date”), unless earlier redeemed. The Company may redeem the Notes in whole or in part at any time or from time to time at the Company’s option on or after May 15, 2026, upon not less than 30 days written notice to holders prior to the redemption date, at a redemption price equal to 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest to, but excluding, the redemption date, as described in greater detail in the Indenture.

The Indenture contains customary events of default. If there is an event of default under the Notes, the principal amount of the Notes, plus accrued and unpaid interest (including additional interest, if any), may be declared immediately due and payable, subject to certain conditions set forth in the Indenture. These amounts automatically become due and payable in the case of certain types of bankruptcy or insolvency events of default involving the Company.

The net proceeds to the Company from the sale of the Notes, after deducting the Underwriters’ discounts and commissions and estimated offering expenses, are expected to be approximately $62.4 million. The Company intends to use the net proceeds from this offering for general corporate purposes, which may include acquisition of Residential Investments and Agency RMBS, subject to the Company’s investment guidelines, and to the extent consistent with maintaining its real estate investment trust qualification and exemption from registration under the Investment Company Act of 1940, as amended, and for working capital, which may include, among other things, the repayment of existing indebtedness, including the repurchase or repayment of a portion of the Convertible Notes.

Copies of the Base Indenture, the Second Supplemental Indenture and the form of the Notes are attached hereto as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, and are incorporated herein by reference. The foregoing summaries do not purport to be complete and are qualified in their entirety by reference to the Base Indenture, the Second Supplemental Indenture and the form of the Notes.

In connection with the registration of the Notes under the Securities Act, the legal opinions of Venable LLP and Hunton Andrews Kurth LLP relating to the legality of the Notes are attached as Exhibit 5.1 and Exhibit 5.2, respectively, to this Current Report on Form 8-K, and are incorporated by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1
Indenture, dated January 26, 2024, between the Company and U.S. Bank Trust Company, National Association, as Trustee (incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form 8-A, filed with the SEC on January 26, 2024).

4.2
Second Supplemental Indenture, dated May 15, 2024, between the Company and U.S. Bank Trust Company, National Association, as Trustee (incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form 8-A, filed with the SEC on May 15, 2024).

4.3
Form of 9.500% Senior Notes Due 2029 of the Company (attached as Exhibit A to the Second Supplemental Indenture, incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form 8-A, filed with the SEC on May 15, 2024).

5.1	Opinion of Venable LLP regarding the legality of the Notes.
5.2	Opinion of Hunton Andrews Kurth LLP regarding the legality of the Notes.
23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).
23.2	Consent of Hunton Andrews Kurth LLP (included in Exhibit 5.2 hereto).
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2024	AG MORTGAGE INVESTMENT TRUST, INC.

	By:	/s/ JENNY B. NESLIN
Name: Jenny B. Neslin
Title: General Counsel and Secretary